UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-01236

DWS Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2012 Semiannual Report to Shareholders

DWS Alternative Asset Allocation Fund

Contents
4 Performance Summary
7 Portfolio Management Team
8 Portfolio Summary
9 Investment Portfolio
12 Statement of Assets and Liabilities
14 Statement of Operations
15 Statement of Changes in Net Assets
16 Financial Highlights
21 Notes to Financial Statements
33 Information About Your Fund's Expenses
35 Investment Management Agreement Approval
40 Summary of Management Fee Evaluation by Independent Fee Consultant
44 Account Management Resources
46 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. The fund expects to have direct and indirect exposure to derivatives, which may be more volatile and less liquid than traditional securities. The fund could suffer losses on its derivative positions. See the prospectus for additional risks and specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2012 (Unaudited)
Average Annual Total Returns as of 9/30/12
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	4.03%	11.98%	6.83%	1.60%	2.32%
Class C	3.63%	11.10%	6.03%	0.84%	1.49%
MSCI World Index†	1.30%	21.59%	7.48%	-2.15%	-1.21%
Barclays U.S. Aggregate Bond Index†	3.68%	5.16%	6.19%	6.53%	6.72%
S&P 500® Index†	3.43%	30.20%	13.20%	1.05%	2.03%
Blended Index†	2.15%	16.85%	7.52%	0.92%	1.66%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-1.95%	5.54%	4.74%	0.41%	1.16%
Class C (max 1.00% CDSC)	2.63%	11.10%	6.03%	0.84%	1.49%
MSCI World Index†	1.30%	21.59%	7.48%	-2.15%	-1.21%
Barclays U.S. Aggregate Bond Index†	3.68%	5.16%	6.19%	6.53%	6.72%
S&P 500® Index†	3.43%	30.20%	13.20%	1.05%	2.03%
Blended Index†	2.15%	16.85%	7.52%	0.92%	1.66%
No Sales Charges
Class R	3.84%	11.73%	6.57%	1.36%	2.07%
Class S	4.12%	12.14%	7.09%	1.85%	2.51%
Institutional Class	4.12%	12.27%	7.09%	1.85%	2.51%
MSCI World Index†	1.30%	21.59%	7.48%	-2.15%	-1.21%
Barclays U.S. Aggregate Bond Index†	3.68%	5.16%	6.19%	6.53%	6.72%
S&P 500® Index†	3.43%	30.20%	13.20%	1.05%	2.03%
Blended Index†	2.15%	16.85%	7.52%	0.92%	1.66%

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on July 31, 2007. The performance shown for each index is for the time period of July 31, 2007 through September 30, 2012, which is based on the performance period of the life of the Fund.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2012 are 2.10%, 2.83%, 4.96%, 1.95% and 1.79% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class R shares for the period prior to its inception on June 1, 2011 are derived from the historical performance of Class A shares of the DWS Alternative Asset Allocation Fund during such periods have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 31, 2007. The performance shown for each index is for the time period of July 31, 2007 through September 30, 2012, which is based on the performance period of the life of the Fund.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Net Asset Value and Distribution Information
	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value: 9/30/12	$9.49	$9.42	$9.52	$9.43	$9.43
3/31/12	$9.13	$9.09	$9.17	$9.07	$9.07
Distribution Information: Six Months as of 9/30/12: Income Dividends	$.01	$—	$.002	$.01	$.01

Morningstar Rankings — Multialternative Funds Category as of 9/30/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	22	of	198	11
3-Year	13	of	118	11
5-Year	7	of	40	16
Class C 1-Year	28	of	198	14
3-Year	20	of	118	17
5-Year	13	of	40	31
Class R 1-Year	25	of	198	13
Class S 1-Year	21	of	198	11
3-Year	7	of	118	6
5-Year	3	of	40	6
Institutional Class 1-Year	20	of	198	10
3-Year	8	of	118	6
5-Year	4	of	40	8

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Portfolio Management Team

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Robert Wang, Head of Portfolio Management and Trading, QS Investors

Began managing the fund in 2007.

• Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

• BS, The Wharton School, University of Pennsylvania.

Inna Okounkova, Head of Strategic Asset Allocation Portfolio Management, QS Investors

Began managing the fund in 2007. On leave through December 31, 2012.

• Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, portfolio manager and Head of Strategic Asset Allocation Portfolio Management.

• MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

Thomas Picciochi, Head of Global Tactical Asset Allocation Portfolio Management and Trading, QS Investors

Began managing the fund in 2007.

• Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• BA and MBA, University of Miami.

Ellen Tesler, Portfolio Manager, QS Investors

Joined the fund in 2012.

• Member of the QS Investors portfolio management and trading group.

• Formerly at DB Advisors (2000-2010). Prior to joining DB Advisors, one year as an analyst at Lord Abbett and Company.

• BBA and MBA from Pace University.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)		9/30/12	3/31/12
Market Neutral	DWS Disciplined Market Neutral Fund	15%	17%
Emerging Markets	DWS Emerging Markets Equity Fund DWS Enhanced Emerging Markets Fixed Income Fund WisdomTree Emerging Markets Local Debt Fund	15%	16%
Commodities	DWS Enhanced Commodity Strategy Fund	13%	15%
Floating Rate Notes	DWS Floating Rate Fund	11%	11%
Global Infrastructure	DWS RREEF Global Infrastructure Fund	10%	9%
Treasury Inflation-Protected Securities	DWS Global Inflation Fund	10%	10%
Global Real Estate	DWS RREEF Global Real Estate Securities Fund	9%	11%
Timber	iShares S&P Global Timber & Forestry Index Fund	4%	0%
Preferred Stock	iShares S&P U.S. Preferred Stock Index Fund	4%	3%
Agriculture	Market Vectors Agribusiness Fund	3%	—
Convertible Securities	SPDR Barclays Capital Convertible Securities	3%	2%
International and Emerging-Markets Small Cap	iShares MSCI EAFE Small Cap Index ETF* Vanguard FTSE All World ex-US Small-Cap Fund* WisdomTree Emerging Markets SmallCap Dividend Fund	1%	2%
Money Market Fund	Central Cash Management Fund	1%	1%
International Treasury Bond	SPDR Barclays Capital International Treasury Bond	1%	3%
		100%	100%
* Not held in the portfolio as of September 30, 2012.
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 9. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 44 for contact information.

Investment Portfolio as of September 30, 2012 (Unaudited)
	Shares	Value ($)

Mutual Funds 79.4%
DWS Disciplined Market Neutral Fund "Institutional" (a)	10,683,927	102,565,699
DWS Emerging Markets Equity Fund "Institutional" (a)	1,655,889	26,560,452
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	25,837,537	89,914,629
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	4,950,492	54,752,446
DWS Floating Rate Fund "Institutional" (a)	8,018,391	75,292,691
DWS Global Inflation Fund "Institutional" (a)	5,789,588	64,959,182
DWS RREEF Global Infrastructure Fund "Institutional" (a)	5,940,638	68,257,925
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	7,597,165	61,157,179
Total Mutual Funds (Cost $498,651,785)		543,460,203

Exchange-Traded Funds 18.5%
iShares S&P Global Timber & Forestry Index Fund	90,288	3,676,527
iShares S&P U.S. Preferred Stock Index Fund	685,913	27,340,492
Market Vectors Agribusiness Fund	524,697	27,174,058
SPDR Barclays Capital Convertible Securities	524,248	20,749,736
SPDR Barclays Capital International Treasury Bond	331,624	20,411,457
WisdomTree Emerging Markets Local Debt Fund	395,497	20,688,448
WisdomTree Emerging Markets SmallCap Dividend Fund	148,054	6,789,757
Total Exchange-Traded Funds (Cost $121,623,071)		126,830,475

Cash Equivalents 0.7%
Central Cash Management Fund, 0.15% (a) (b) (Cost $4,367,084)	4,367,084	4,367,084

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $624,641,940)†	98.6	674,657,762
Other Assets and Liabilities, Net	1.4	9,676,009
Net Assets	100.0	684,333,771

† The cost for federal income tax purposes was $678,499,480. At September 30, 2012, net unrealized depreciation for all securities based on tax cost was $3,841,718. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $50,678,313 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $54,520,031.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

At September 30, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	12/17/2012	200	26,325,092	466,433
10 Year Canadian Government Bond	CAD	12/18/2012	405	56,554,165	611,137
Federal Republic of Germany Euro-Schatz	EUR	12/6/2012	1,185	168,602,637	49,988
United Kingdom Long Gilt Bond	GBP	12/27/2012	260	50,642,044	255,624
Total unrealized appreciation					1,383,182

At September 30, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Japanese Government Bond	JPY	12/11/2012	37	68,362,763	(119,110)
10 Year U.S. Treasury Note	USD	12/19/2012	339	45,251,203	(260,097)
2 Year U.S. Treasury Note	USD	12/31/2012	604	133,200,875	(2,764)
Federal Republic of Germany Euro-Bund	EUR	12/6/2012	159	28,966,859	(453,800)
Total unrealized depreciation					(835,771)

At September 30, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	9,421,106	NOK	54,270,000	10/24/2012	38,238	UBS AG
USD	5,095,284	NZD	6,200,000	10/24/2012	38,714	UBS AG
USD	4,575,290	SEK	30,240,000	10/24/2012	26,103	UBS AG
CHF	1,460,000	USD	1,554,107	10/24/2012	306	UBS AG
JPY	612,740,000	USD	7,908,261	10/24/2012	43,140	UBS AG
EUR	1,160,000	AUD	1,497,131	10/24/2012	5,397	UBS AG
AUD	3,680,000	USD	3,833,898	10/24/2012	18,403	UBS AG
Total unrealized appreciation					170,301

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	20,589,488	CAD	20,110,000	10/24/2012	(157,165)	UBS AG
GBP	2,970,000	USD	4,781,171	10/24/2012	(9,716)	UBS AG
Total unrealized depreciation					(166,881)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$543,460,203	$—	$—	$543,460,203
Exchange-Traded Funds	126,830,475	—	—	126,830,475
Short-Term Investments	4,367,084	—	—	4,367,084
Derivatives (c)	1,383,182	170,301	—	1,553,483
Total	$676,040,944	$170,301	$—	$676,211,245
Liabilities
Derivatives (c)	$(835,771)	$(166,881)	$—	$(1,002,652)
Total	$(835,771)	$(166,881)	$—	$(1,002,652)

There have been no transfers between fair value measurement levels during the period ended September 30, 2012.

(c) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2012 (Unaudited)
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $503,018,869)	$547,827,287
Investments in non-affiliated Underlying Funds, at value (cost $121,623,071)	126,830,475
Total investments in securities, at value (cost $624,641,940)	674,657,762
Cash	10,000
Deposit with broker for futures contracts	4,766,296
Cash held as collateral for forward foreign currency exchange contracts	1,090,000
Receivable for investments sold	5,974,084
Receivable for Fund shares sold	1,065,770
Interest receivable	1,199
Receivable for variation margin on futures contracts	547,411
Unrealized appreciation on forward foreign currency exchange contracts	170,301
Due from Advisor	17,459
Other assets	48,096
Total assets	688,348,378
Liabilities
Payable for investments purchased	2,045,000
Payable for Fund shares redeemed	1,004,459
Unrealized depreciation on forward foreign currency exchange contracts	166,881
Accrued management fee	46,856
Accrued Trustees' fees	5,761
Accrued expenses	745,650
Total liabilities	4,014,607
Net assets, at value	$684,333,771
Net Assets Consist of
Undistributed net investment income	5,835,704
Net unrealized appreciation (depreciation) on: Investments	50,015,822
Future	547,411
Foreign currency	1,475
Accumulated net realized gain (loss)	(98,630,810)
Paid-in capital	726,564,169
Net assets, at value	$684,333,771

Statement of Assets and Liabilities as of September 30, 2012 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($248,769,636 ÷ 26,215,545 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.49
Maximum offering price per share (100 ÷ 94.25 of $9.49)	$10.07
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($158,869,595 ÷ 16,865,963 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.42
Class R Net Asset Value, offering and redemption price per share ($941,064 ÷ 98,892 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.52
Class S Net Asset Value, offering and redemption price per share ($241,158,303 ÷ 25,570,060 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.43
Institutional Class Net Asset Value, offering and redemption price per share ($34,595,173 ÷ 3,669,127 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended September 30, 2012 (Unaudited)
Investment Income
Income distributions from affiliated Underlying Funds	$5,831,544
Dividends	1,627,822
Total income	7,459,366
Expenses: Management fee	688,397
Administration fee	344,199
Services to shareholders	578,001
Distribution and service fees	1,100,625
Custodian fee	10,572
Professional fees	52,521
Reports to shareholders	56,974
Registration fees	53,680
Trustees' fees and expenses	14,640
Other	29,527
Total expenses before expense reductions	2,929,136
Expense reductions	(1,010,913)
Total expenses after expense reductions	1,918,223
Net investment income	5,541,143
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(10,348,539)
Sale of non-affiliated Underlying Funds	(483,746)
Futures	2,419,356
Foreign currency	524,541
(7,888,388)
Change in net unrealized appreciation (depreciation) on: Investments	27,656,599
Futures	523,638
Foreign currency	315,434
28,495,671
Net gain (loss)	20,607,283
Net increase (decrease) in net assets resulting from operations	$26,148,426

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012
Operations: Net investment income	$5,541,143	$29,370,786
Net realized gain (loss)	(7,888,388)	16,062,632
Change in net unrealized appreciation (depreciation)	28,495,671	(62,153,086)
Net increase (decrease) in net assets resulting from operations	26,148,426	(16,719,668)
Distributions to shareholders from: Net investment income: Class A	(205,355)	(10,460,901)
Class C	—	(4,880,016)
Class R	(125)	(35)
Class S	(335,074)	(9,814,777)
Institutional Class	(59,867)	(1,822,029)
Total distributions	(600,421)	(26,977,758)
Fund share transactions: Proceeds from shares sold	90,320,414	201,543,537
Reinvestment of distributions	519,530	23,343,453
Payments for shares redeemed	(127,855,762)	(244,568,014)
Net increase (decrease) in net assets from Fund share transactions	(37,015,818)	(19,681,024)
Increase (decrease) in net assets	(11,467,813)	(63,378,450)
Net assets at beginning of period	695,801,584	759,180,034
Net assets at end of period (including undistributed net investment income of $5,835,704 and $894,982, respectively)	$684,333,771	$695,801,584

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended March 31,
Class A	Six Months Ended 9/30/12 (Unaudited)		2012	2011	2010	2009	Period Ended 3/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.13		$9.67	$8.71	$6.72	$10.21	$10.00
Income (loss) from investment operations: Net investment incomeb	.08		.38	.17	.20	.14	.19
Net realized and unrealized gain (loss)	.29		(.56)	.90	2.08	(3.20)	.27
Total from investment operations	.37		(.18)	1.07	2.28	(3.06)	.46
Less distributions from: Net investment income	(.01)		(.36)	(.11)	(.29)	(.38)	(.25)
Net realized gain	—		—	—	—	(.05)	—
Total distributions	(.01)		(.36)	(.11)	(.29)	(.43)	(.25)
Net asset value, end of period	$9.49		$9.13	$9.67	$8.71	$6.72	$10.21
Total Return (%)c,d,e	4.03	**	(1.77)	12.43	34.30	(30.21)	4.57	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	249		262	293	221	128	102
Ratio of expenses before expense reductions (%)f	.76	*	.76	.79	.83	.89	.97	*
Ratio of expenses after expense reductions (%)f	.48	*	.47	.47	.47	.49	.47	*
Ratio of net investment income (%)	1.68	*	4.10	1.94	2.44	1.63	2.78	*
Portfolio turnover rate (%)	12	**	32	24	18	42	0	**
a For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
f The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

			Years Ended March 31,
Class C	Six Months Ended 9/30/12 (Unaudited)		2012	2011	2010	2009	Period Ended 3/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.09		$9.61	$8.68	$6.69	$10.15	$10.00
Income (loss) from investment operations: Net investment incomeb	.04		.31	.11	.14	.07	.14
Net realized and unrealized gain (loss)	.29		(.56)	.89	2.06	(3.16)	.22
Total from investment operations	.33		(.25)	1.00	2.20	(3.09)	.36
Less distributions from: Net investment income	—		(.27)	(.07)	(.21)	(.32)	(.21)
Net realized gain	—		—	—	—	(.05)	—
Total distributions	—		(.27)	(.07)	(.21)	(.37)	(.21)
Net asset value, end of period	$9.42		$9.09	$9.61	$8.68	$6.69	$10.15
Total Return (%)c,d,e	3.63	**	(2.53)	11.63	33.17	(30.65)	3.62	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159		162	176	138	87	55
Ratio of expenses before expense reductions (%)f	1.50	*	1.49	1.55	1.56	1.66	1.83	*
Ratio of expenses after expense reductions (%)f	1.23	*	1.22	1.22	1.22	1.24	1.22	*
Ratio of net investment income (%)	.94	*	3.37	1.19	1.69	.88	2.03	*
Portfolio turnover rate (%)	12	**	32	24	18	42	0	**
a For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
f The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Class R	Six Months Ended 9/30/12 (Unaudited)		Period Ended 3/31/12a
Selected Per Share Data
Net asset value, beginning of period	$9.17		$9.65
Income (loss) from investment operations: Net investment incomeb	.09		.36
Net realized and unrealized gain (loss)	.26		(.54)
Total from investment operations	.35		(.18)
Less distributions from: Net investment income	(.00	)***	(.30)
Net asset value, end of period	$9.52		$9.17
Total Return (%)c,d	3.84	**	(1.77	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	941		1
Ratio of expenses before expense reductions (%)e	.96	*	3.62	*
Ratio of expenses after expense reductions (%)e	.73	*	.72	*
Ratio of net investment income (%)	2.02	*	4.73	*
Portfolio turnover rate (%)	12	**	32
a For the period from June 1, 2011 (commencement of operations) to March 31, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended March 31,
Class S	Six Months Ended 9/30/12 (Unaudited)		2012	2011	2010	2009	Period Ended 3/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.07		$9.61	$8.66	$6.69	$10.18	$10.00
Income (loss) from investment operations: Net investment incomeb	.09		.40	.20	.22	.16	.20
Net realized and unrealized gain (loss)	.28		(.56)	.89	2.07	(3.18)	.24
Total from investment operations	.37		(.16)	1.09	2.29	(3.02)	.44
Less distributions from: Net investment income	(.01)		(.38)	(.14)	(.32)	(.42)	(.26)
Net realized gain	—		—	—	—	(.05)	—
Total distributions	(.01)		(.38)	(.14)	(.32)	(.47)	(.26)
Net asset value, end of period	$9.43		$9.07	$9.61	$8.66	$6.69	$10.18
Total Return (%)c,d	4.12	**	(1.49)	12.66	34.56	(29.97)	4.37	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241		230	250	170	97	64
Ratio of expenses before expense reductions (%)e	.58	*	.61	.62	.71	.71	.84	*
Ratio of expenses after expense reductions (%)e	.25	*	.22	.22	.22	.24	.23	*
Ratio of net investment income (%)	1.94	*	4.37	2.19	2.69	1.88	3.02	*
Portfolio turnover rate (%)	12	**	32	24	18	42	0	**
a For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

			Years Ended March 31,
Institutional Class	Six Months Ended 9/30/12 (Unaudited)		2012	2011	2010	2009	Period Ended 3/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.07		$9.61	$8.65	$6.69	$10.18	$10.00
Income (loss) from investment operations: Net investment incomeb	.08		.41	.20	.22	.16	.20
Net realized and unrealized gain (loss)	.29		(.57)	.90	2.06	(3.18)	.24
Total from investment operations	.37		(.16)	1.10	2.28	(3.02)	.44
Less distributions from: Net investment income	(.01)		(.38)	(.14)	(.32)	(.42)	(.26)
Net realized gain	—		—	—	—	(.05)	—
Total distributions	(.01)		(.38)	(.14)	(.32)	(.47)	(.26)
Net asset value, end of period	$9.43		$9.07	$9.61	$8.65	$6.69	$10.18
Total Return (%)c,d	4.12	**	(1.50)	12.80	34.41	(29.97)	4.38	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35		42	41	14	5	.3
Ratio of expenses before expense reductions (%)e	.47	*	.45	.41	.46	.50	.91	*
Ratio of expenses after expense reductions (%)e	.23	*	.22	.22	.22	.24	.23	*
Ratio of net investment income (%)	1.84	*	4.45	2.19	2.69	1.88	3.02	*
Portfolio turnover rate (%)	12	**	32	24	18	42	0	**
a For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation Fund (the "Fund") is a diversified series of DWS Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (the "Underlying DWS Funds"), derivative investments and exchange-traded funds ("ETFs"). ETFs and Underlying DWS Funds are collectively referred to as "Underlying Funds." Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At March 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $36,533,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2017 ($1,052,000) and March 31, 2018 ($35,481,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2011 through March 31, 2012, the Fund elects to defer qualified late-year losses of approximately $248,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending March 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearing house in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on global equity and bonds, including on financial indices and security indices. For the six months ended September 30, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2012, is included in a table following the Fund's Investment Portfolio. For the six months ended September 30, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $102,021,000 to $302,124,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $72,068,000 to $287,498,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended September 30, 2012, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of September 30, 2012, is included in a table following the Fund's Investment Portfolio. For the six months ended September 30, 2012, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $18,077,000 to $120,236,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $19,890,000 to $121,327,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$170,301	$—	$170,301
Interest Rate Contracts (b)	—	1,383,182	1,383,182
	$170,301	$1,383,182	$1,553,483

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(166,881)	$—	$(166,881)
Interest Rate Contracts (b)	—	(835,771)	(835,771)
	$(166,881)	$(835,771)	$(1,002,652)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on forward foreign currency exchange contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended September 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$476,390	$—	$476,390
Interest Rate Contracts (b)	—	2,419,356	2,419,356
	$476,390	$2,419,356	$2,895,746

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$322,245	$—	$322,245
Interest Rate Contracts (b)	—	523,638	523,638
	$322,245	$523,638	$845,883

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Underlying Funds

During the six months ended September 30, 2012, purchases and sales of affiliated Underlying Funds (excluding short-term investments and money market funds) aggregated $29,119,942 and $97,605,000, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments and money market funds) aggregated $52,122,623 and $11,617,884, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors renders strategic asset allocation services and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's outstanding shares. At September 30, 2012, the Fund held greater than 5% of the following Underlying DWS Funds' outstanding shares: approximately 28% of DWS Disciplined Market Neutral Fund, 26% of DWS Global Inflation Fund, 22% of DWS Enhanced Emerging Markets Fixed Income Fund, 17% of DWS Emerging Markets Equity Fund, 9% of DWS RREEF Global Infrastructure Fund, 9% of DWS Enhanced Commodity Strategy Fund and 7% of DWS RREEF Global Real Estate Securities Fund.

The management fee payable under the Investment Management Agreement is equivalent to the annual rate of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from April 1, 2012 through July 31, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.46%
Class C	1.21%
Class R	.71%
Class S	.21%
Institutional Class	.21%

For the period from August 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.50%
Class C	1.25%
Class R	.75%
Class S	.31%
Institutional Class	.25%

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.57%
Class C	1.32%
Class R	.77%
Class S	.42%
Institutional Class	.27%

In addition, effective October 1, 2012, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.21%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the six months ended September 30, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $500,163, and the amount charged aggregated $188,234, which was equivalent to an annualized effective rate of 0.05% of the Fund's average daily net assets.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2012, the Administration Fee was $344,199, of which $56,216 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the six months ended September 30, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$36,063	$36,063
Class C	22,265	22,265
Class R	230	197
Class S	31,891	31,891
Institutional Class	2,038	2,038
	$92,487	$92,454

In addition, for the six months ended September 30, 2012, the Advisor reimbursed $189,679 and $18,166 of non-affiliated sub-recordkeeping fees for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the six months ended September 30, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2012
Class C	$594,396	$97,897
Class R	685	178
	$595,081	$98,075

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, Class C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2012	Annualized Effective Rate
Class A	$307,017	$132,770	$130,101	.14%
Class C	197,842	77,681	77,919	.15%
Class R	685	—	685	.25%
	$505,544	$210,451	$208,705

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended September 30, 2012, aggregated $18,237.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended September 30, 2012, the CDSC for the Fund's Class C shares aggregated $5,787. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended September 30, 2012, DIDI received $1,851 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,117, of which $9,158 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended September 30, 2012		Year Ended March 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,924,174	$26,811,782	7,691,470	$71,585,969
Class C	917,209	8,352,056	3,026,332	28,036,965
Class R	115,902	1,057,096	142 *	1,349 *
Class S	5,282,752	47,982,897	9,253,126	85,382,329
Institutional Class	674,195	6,116,583	1,784,562	16,536,925
		$90,320,414		$201,543,537
Shares issued to shareholders in reinvestment of distributions
Class A	21,749	$194,869	1,101,292	$9,830,430
Class C	—	—	460,699	4,100,605
Class R	14	125	4 *	35 *
Class S	30,027	267,242	889,057	7,877,075
Institutional Class	6,437	57,294	173,526	1,535,308
		$519,530		$23,343,453
Shares redeemed
Class A	(5,370,110)	$(49,131,403)	(10,413,142)	$(95,858,777)
Class C	(1,846,955)	(16,833,811)	(3,981,766)	(36,392,557)
Class R	(17,170)	(154,405)	—	—
Class S	(5,105,378)	(46,317,555)	(10,798,432)	(98,461,252)
Institutional Class	(1,677,525)	(15,418,588)	(1,524,478)	(13,855,428)
		$(127,855,762)		$(244,568,014)
Net increase (decrease)
Class A	(2,424,187)	$(22,124,752)	(1,620,380)	$(14,442,378)
Class C	(929,746)	(8,481,755)	(494,735)	(4,254,987)
Class R	98,746	902,816	146 *	1,384 *
Class S	207,401	1,932,584	(656,249)	(5,201,848)
Institutional Class	(996,893)	(9,244,711)	433,610	4,216,805
		$(37,015,818)		$(19,681,024)

* For the period from June 1, 2011 (commencement of operations of Class R shares) through March 31, 2012.

F. Transactions with Affiliates

The Fund mainly invests in Underlying DWS Funds and ETFs. The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds during the year ended September 30, 2012 is as follows:
Affiliate	Value ($) at 3/31/2012	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 9/30/2012
DWS Disciplined Market Neutral Fund	115,094,278	7,320,000	19,800,000	(268,839)	—	102,565,699
DWS Emerging Markets Equity Fund	41,064,834	1,135,000	13,365,000	(3,674,345)	—	26,560,452
DWS Enhanced Commodity Strategy Fund	103,038,072	5,422,052	18,900,000	(6,983,827)	1,342,053	89,914,629
DWS Enhanced Emerging Markets Fixed Income Fund	54,330,797	2,577,644	5,515,000	(302,778)	1,092,644	54,752,446
DWS Floating Rate Fund	74,705,634	3,714,289	3,845,000	(102,128)	1,914,289	75,292,691
DWS Global Inflation Fund	66,032,917	2,664,669	6,710,000	(25,482)	659,669	64,959,182
DWS RREEF Global Infrastructure Fund	68,295,039	4,896,287	9,120,000	363,077	816,287	68,257,925
DWS RREEF Global Real Estate Securities Fund	75,320,917	1,390,000	20,350,000	645,783	—	61,157,179
Central Cash Management Fund	8,528,512	100,169,056	104,330,483	—	6,602	4,367,084
Total	606,411,000	129,288,997	201,935,483	(10,348,539)	5,831,544	547,827,287

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2012 to September 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2012 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$1,040.30	$1,036.30	$1,038.40	$1,041.20	$1,041.20
Expenses Paid per $1,000*	$2.46	$6.28	$3.73	$1.28	$1.18
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$1,022.66	$1,018.90	$1,021.41	$1,023.82	$1,023.92
Expenses Paid per $1,000*	$2.43	$6.23	$3.70	$1.27	$1.17

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class C	Class R	Class S	Institutional Class
DWS Alternative Asset Allocation Fund	.48%	1.23%	.73%	.25%	.23%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Alternative Asset Allocation Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one-year period ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS from advising the DWS Funds along with the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
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Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	233376 763	233376 755	233376 748	233376 730
Fund Number	487	787	2087	1487

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	AAAQX
CUSIP Number	233376 672
Fund Number	1587

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DAAAF-3
(R-024413-2 11/12)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Alternative Asset Allocation Fund, a series of DWS Market Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2012